UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2017

MSCI Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33812	13-4038723
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 World Trade Center, 250 Greenwich St., 49th Floor, New York, NY 10007

(Address of principal executive offices) (Zip Code)

(212) 804-3900

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

MSCI Inc. (the “Company”) held its annual meeting of stockholders on May 11, 2017 (the “Annual Meeting”) as a virtual meeting. The issued and outstanding shares of the Company’s common stock, $0.01 par value per share, entitled to vote at the Annual Meeting consisted of 90,513,850 shares, each share being entitled to one vote. The following is a summary of the voting results for each matter presented to the stockholders:

(a)	Proposal 1 - Election of members of the Company’s Board of Directors.

Director	For	Against	Abstain	Broker Non-Votes
Henry A. Fernandez	77,757,910	1,609,021	139,073	2,436,105
Robert G. Ashe	77,678,137	1,772,385	55,482	2,436,105
Benjamin F. duPont	78,803,642	647,189	55,173	2,436,105
Wayne Edmunds	77,678,012	1,772,158	55,834	2,436,105
Alice W. Handy	79,124,973	325,448	55,583	2,436,105
Catherine R. Kinney	79,047,517	403,304	55,183	2,436,105
Wendy E. Lane	78,843,695	606,938	55,371	2,436,105
Jacques P. Perold	79,169,826	280,244	55,934	2,436,105
Linda H. Riefler	78,651,121	799,962	54,921	2,436,105
George W. Siguler	79,111,892	338,529	55,583	2,436,105
Patrick Tierney	78,837,001	613,370	55,633	2,436,105
Rodolphe M. Vallee	77,862,062	1,588,125	55,817	2,436,105

With respect to the foregoing Proposal 1, each director was elected and received the affirmative vote of a majority of the votes cast “for” or “against” him or her at the Annual Meeting.

(b)	Proposal 2 – Approval, by non-binding vote, of the Company’s executive compensation.

For	Against	Abstain	Broker Non-Votes
61,078,364	18,318,472	109,168	2,436,105

The foregoing Proposal 2 was approved.

(c)	Proposal 3 – Approval, by non-binding vote, of the frequency of future advisory votes to approve the Company’s executive compensation.

Every Year	Every Two Years	Every Three Years	Abstain	Broker Non-Votes
71,120,394	11,679	8,319,752	54,179	2,436,105

On March 20, 2017, the Board determined that, contingent upon a vote of “every year” by a majority of the stockholders at the Annual Meeting, the Company will hold an advisory vote to approve the Company’s executive compensation every year until the next vote on frequency, which shall be no later than the Company’s annual meeting of stockholders in 2023. Based on the voting results of Proposal 3, the Company will hold future advisory votes to approve the Company’s executive compensation every year until the occurrence of the next advisory vote on the frequency of future advisory votes to approve the Company’s executive compensation at the Company’s annual meeting of stockholders in 2023.

(d)	Proposal 4 – Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditor for fiscal year 2017.

For	Against	Abstain
78,395,223	3,500,554	46,332

The foregoing Proposal 4 was ratified.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MSCI Inc.

Date: May 12, 2017	By:	/s/ Henry A. Fernandez
	Name:	Henry A. Fernandez
	Title:	Chairman, Chief Executive Officer and President